EXHIBIT 99.1

Temecula Valley Bank Announces 22% Increase in Third Quarter Earnings

    TEMECULA, Calif.--(BUSINESS WIRE)--Oct. 18, 2006--Temecula Valley Bancorp Inc. (NASDAQ:TMCV) announces a 22% increase in earnings for the quarter ending September 30, 2006.

    "We are very pleased with our continued strong financial performance," stated Stephen H. Wacknitz, Chairman of the Board, CEO and President. "Our third quarter profits were $4.0 million, a 22% increase from the $3.3 million earned in the same period last year. Net income for the first nine months of 2006 was $12.5 million, a 22% increase over the $10.2 million earned in the same period last year."

    Net interest income for the quarter ending September 30, 2006 was $15.6 million, a 38% increase from the $11.3 million earned in the same period last year. The increase was primarily due to the increase in loans outstanding.

    Return on average assets was 1.48% and return on average equity was 22.72% for the quarter ending September 30, 2006. For the first nine months of the year, the return on average assets was 1.72% and the return on average equity was 25.85%. "Based on our industry's historical performance this places us among the top performers in the country," stated Steve Wacknitz.

    Total assets were $1.14 billion at September 30, 2006, a 44% increase from $794.8 million at September 30, 2005. For the same period, loans increased 55%. "The increase in loans was due to continued strong lending activity in the markets we serve as well as adding new profit centers, including the SBA unguaranteed purchase program, whose outstanding loans have surpassed $100 million within the first six months of operation," stated Steve Wacknitz.

    The allowance for loan loss increased 41%, from $8.2 million at September 30, 2005 to $11.6 million at September 30, 2006. Net charge-offs were $111 thousand for the first nine months of 2005 and $168 thousand for the same period in 2006. Non-accrual loans (net of SBA guarantees) were $1.8 million at September 30, 2005 and $2.8 million at September 30, 2006. There was $1.5 million of other real estate owned (net of SBA guarantees) at September 30, 2005 compared to $973 thousand at September 30, 2006.

    Deposits increased 45% from $703.9 million at September 30, 2005 to $1.02 billion at September 30, 2006. The deposit growth has been fueled by existing branch growth, through various CD promotions, from money desk operations, and from our new Carlsbad and Solana Beach full service branches.

    Shareholder equity increased 35% from $53.9 million at September 30, 2005 to $73.0 million at September 30, 2006, due primarily to net income and the exercise of stock options. Capital ratios remain strong at September 30, 2006, with the tier one leverage ratio at 8.94%, the tier one risk-based ratio at 8.31% and the total risk-based capital ratio at 10.69% all above the minimum to qualify as "well capitalized." During the third quarter of 2006, $12 million of junior subordinated debt securities were issued, of which $11.5 million was transferred to Temecula Valley Bank as tier one capital.

    "With the recent trends in the California real estate market the Bank remains strong with 95% of its loans secured by real estate with an overall loan to value of 65%. Additionally, we believe that other major economic indicators in California remain strong," stated Steve Wacknitz.

    Temecula Valley Bank was established in 1996 and operates full service offices in Temecula, Murrieta, Corona, Fallbrook, Escondido, Rancho Bernardo, El Cajon, Carlsbad and Solana Beach. The Bank also operates a number of regional real estate loan production centers in California. As a nationally authorized SBA Preferred Lender, the locally owned and operated Bank has multiple SBA loan production offices across the United States and has funded over a billion dollars in SBA loans in 33 states in the last five years. The Bank's website is at www.temvalbank.com. Temecula Valley Bancorp was established in June 2002 and operates as a bank holding company for the Bank.

    Temecula Valley Bancorp stock is traded on the NASDAQ Global
Select Market under the symbol TMCV.

    Statements concerning future performance, developments or events concerning expectations for growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements that are subject to a number of risks and uncertainties. Actual results may differ materially from stated expectations. Specific factors include, but are not limited to, the effect of interest rate changes, the ability to control costs and expenses, the impact of consolidation in the banking industry, financial policies of the United States government, and general economic conditions. Additional information on these and other factors that could affect financial results are included in the filings made with Securities and Exchange Commission by Temecula Valley Bancorp Inc.

                     TEMECULA VALLEY BANCORP INC.
                            FINANCIAL DATA
                            SEPTEMBER 2006
                             (UNAUDITED)
(all amounts in whole dollars except share and per share information)

                      Sept 30,      Sept 30,     Increase    Increase
                        2006          2005      (Decrease)  (Decrease)
                   -------------- ------------ ------------ ----------
ASSETS
 Cash and due from
  banks               16,453,334   12,666,220    3,787,114         30%
 Due from Banks-
  Time                    99,000            0       99,000          0%
 Federal funds
  sold                 4,350,000   32,240,000  (27,890,000)      (87%)

 Loans             1,061,515,364  686,377,936  375,137,428         55%
 Less allowance
  for loan losses    (11,631,171)  (8,240,198)  (3,390,973)        41%
                   -------------- ------------ ------------
 Loans, net        1,049,884,193  678,137,738  371,746,455         55%

 Federal Reserve &
  Home Loan Bank
  stock, at cost       1,969,000    2,867,600     (898,600)      (31%)
 Other real estate
  owned, net           2,130,500    2,111,250       19,250          1%
 Bank premises and
  equipment, net       5,171,998    4,745,390      426,608          9%
 SBA-loan
  servicing asset      8,402,234    8,059,947      342,287          4%
 SBA-loan
  servicing I/O
  strip receivable    14,883,673   22,513,631   (7,629,958)      (34%)
 Cash surrender
  value life
  insurance           22,316,484   17,392,824    4,923,660         28%
 Other Assets         18,310,946   14,097,984    4,212,962         30%
                   -------------- ------------ ------------
                   1,143,971,362  794,832,584  349,138,778         44%
                   ============== ============ ============

LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
 Demand deposits     155,444,790  153,506,186    1,938,604          1%
 Interest bearing
  deposits           862,010,600  550,375,133  311,635,467         57%
                   -------------- ------------ ------------
   Total deposits  1,017,455,390  703,881,319  313,574,071         45%
 Junior
  subordinated
  debt securities     41,240,000   28,868,000   12,372,000         43%
 Other liabilities    12,315,798    8,128,992    4,186,806         52%
                   -------------- ------------ ------------
   Total
    liabilities    1,071,011,188  740,878,311  330,132,877         45%

 Stockholders'
  equity              72,960,174   53,954,273   19,005,901         35%
                   -------------- ------------ ------------
                   1,143,971,362  794,832,584  349,138,778         44%
                   ============== ============ ============


                         3 Mos.      3 Mos.      9 Mos.      9 Mos.
                          Ended       Ended       Ended       Ended
                        Sept 30,    Sept 30,    Sept 30,    Sept 30,
                           2006        2005        2006        2005
                       ----------- ----------- ----------- -----------
Interest income        25,201,017  15,351,569  66,533,057  40,216,507
Interest expense        9,608,106   4,051,121  23,035,068   9,608,558
                       ----------- ----------- ----------- -----------
Net interest income    15,592,911  11,300,448  43,497,989  30,607,949
Provision for loan
 losses                 1,350,000     346,000   2,760,000   1,988,900
Other income            4,332,786   5,599,165  15,748,577  18,847,475
Other expense          11,603,993  10,950,340  34,734,842  29,967,152
                       ----------- ----------- ----------- -----------
Earnings before income
 taxes                  6,971,704   5,603,273  21,751,724  17,499,372
Income taxes            2,953,999   2,318,111   9,223,718   7,269,489
                       ----------- ----------- ----------- -----------
        Net earnings    4,017,705   3,285,162  12,528,006  10,229,883
                       =========== =========== =========== ===========

Actual common shares
 outstanding at end of
 period                 9,169,088   8,879,697   9,169,088   8,879,697
Average common shares
 outstanding            9,149,922   8,870,793   9,044,249   8,829,197
Average common shares
 & equivalents
 outstanding            9,742,530   9,659,261   9,611,518   9,562,584
Basic earnings per
 share                       0.44        0.37        1.39        1.16
Diluted earnings per
 share                       0.41        0.34        1.30        1.07
Return on average
 assets (annualized)         1.48%       1.72%       1.72%       1.96%
Return on average
 equity (annualized)        22.72%      24.97%      25.85%      28.28%
Efficiency ratio            58.24%      64.80%      58.63%      60.59%

                       09/30/2006  09/30/2005
                       ----------- -----------
Tier 1 leverage
 capital ratio               8.94%       9.34%
Tier 1 risk-based
 capital ratio               8.31%       9.04%
Total risk-based
 capital ratio              10.69%      11.45%
Allowance for loan
 losses as a % of
 total loans                 1.10%       1.20%
Gross nonperforming
 assets as a % of
 total assets                1.21%       1.15%
Net nonperforming
 assets as a % of
 total assets                0.33%       0.41%
Net charge-offs
 (annualized) as a %
 of total loans              0.02%       0.02%
Loan to deposit ratio      104.33%      97.51%
Book value per share         7.96        6.08


PAST DUE AND NON-ACCRUAL LOANS
---------------------------------- -----------------------------------
Sept 30, 2006                        Gross     Government      Net
                                     Balance     Guaranty     Balance
---------------------------------- -----------------------------------
  30-89 days past due                 379,985     (160,617)   219,368
                                   =========== ============ ==========
  90+ days past due and accruing            0            0          0
  Non-accrual                      11,669,599   (8,858,481) 2,811,118
  Other real estate owned (REO)     2,130,500   (1,157,924)   972,576
                                   ----------- ------------ ----------
      Total nonperforming assets   13,800,099  (10,016,405) 3,783,694
                                   =========== ============ ==========

Sept 30, 2005
----------------------------------
  30-89 days past due               1,383,506   (1,176,386)   207,120
                                   =========== ============ ==========
  90+ days past due and accruing            0            0          0
  Non-accrual                       7,029,016   (5,247,485) 1,781,531
  Other real estate owned (REO)     2,111,250     (604,004) 1,507,246
                                   ----------- ------------ ----------
      Total nonperforming assets    9,140,266   (5,851,489) 3,288,777
                                   =========== ============ ==========


NET LOAN CHARGE-OFFS
-------------------------------
                                 3 Mos.   3 Mos.    9 Mos.    9 Mos.
                                  Ended     Ended    Ended     Ended
                                Sept 30,  Sept 30, Sept 30,  Sept 30,
                                   2006     2005      2006      2005
                                --------- -------- --------- ---------
 Charge-offs                      60,713   25,709   356,594   430,534
 Recoveries                     (171,785) (80,727) (188,611) (319,298)
                                --------- -------- --------- ---------
   Net Charge-offs (Recoveries) (111,072) (55,018)  167,983   111,236
                                ========= ======== ========= =========


                     TEMECULA VALLEY BANCORP INC.
                            FINANCIAL DATA
                            SEPTEMBER 2005
                             (UNAUDITED)
(all amounts in whole dollars except share and per share information)


                       Sept 30,     Sept 30,     Increase    Increase
                         2005         2004      (Decrease)  (Decrease)
                     ------------ ------------ ------------ ----------
ASSETS

 Cash and due from
  banks               12,666,220   10,362,018    2,304,202         22%
 Federal funds sold   32,240,000   26,900,000    5,340,000         20%
 Securities - held
  to maturity                  0            0            0          0%

 Loans               686,377,936  505,368,986  181,008,950         36%
 Less allowance for
  loan losses         (8,240,198)  (5,351,737)   2,888,461         54%
                     ------------ ------------ ------------
 Loans, net          678,137,738  500,017,249  178,120,489         36%

 Federal Reserve
  &Home Loan Bank
  stock, at cost       2,867,600    2,125,500      742,100         35%
 Other real estate
  owned, net           2,111,250      302,698    1,808,552        597%
 Bank premises and
  equipment, net       4,745,390    3,979,370      766,020         19%
 SBA-loan servicing
  I/O strip
  receivable          22,513,631   23,644,223   (1,130,592)       (5%)
 SBA-loan servicing
  asset                8,059,947    7,709,287      350,660          5%
 Cash surrender
  value life
  insurance           17,392,824    9,494,528    7,898,296         83%
 Other Assets         14,097,984   10,711,325    3,386,659         32%
                     ------------ ------------ ------------
                     794,832,584  595,246,198  199,586,386         34%
                     ============ ============ ============

LIABILITIES AND
 STOCKHOLDERS'
 EQUITY

 Demand deposits     153,506,186  138,303,661   15,202,525         11%
 Interest bearing
  deposits           550,375,133  390,387,759  159,987,374         41%
                     ------------ ------------ ------------
   Total deposits    703,881,319  528,691,420  175,189,899         33%
 FHLB advances                 0            0            0          0%
 Junior subordinated
  debt securities     28,868,000   20,620,000    8,248,000         40%
 Other liabilities     8,128,992    6,144,102    1,984,890         32%
                     ------------ ------------ ------------
   Total liabilities 740,878,311  555,455,522  185,422,789         33%

 Stockholders'
  equity              53,954,273   39,790,676   14,163,597         36%
                     ------------ ------------ ------------
                     794,832,584  595,246,198  199,586,386         34%
                     ============ ============ ============


                         3 Mos.      3 Mos.      9 Mos.      9 Mos.
                          Ended       Ended       Ended       Ended
                        Sept 30,    Sept 30,    Sept 30,    Sept 30,
                           2005        2004        2005        2004
                       ----------- ----------- ----------- -----------
Interest income        15,351,569   8,783,386  40,216,507  23,390,660
Interest expense        4,051,121   1,750,845   9,608,558   4,369,049
                       ----------- ----------- ----------- -----------
Net interest income    11,300,448   7,032,541  30,607,949  19,021,611
Provision for loan
 losses                   346,000   1,635,000   1,988,900   2,385,000
Other income            5,599,165   7,288,248  18,847,475  20,742,937
Other expense          10,950,340   8,665,678  29,967,152  24,517,997
                       ----------- ----------- ----------- -----------
Earnings before income
 taxes                  5,603,273   4,020,111  17,499,372  12,861,551
Income taxes            2,318,111   1,645,749   7,269,489   5,268,413
                       ----------- ----------- ----------- -----------
        Net earnings    3,285,162   2,374,362  10,229,883   7,593,138
                       =========== =========== =========== ===========

Actual common shares
 outstanding at end of
 period                 8,879,697   8,690,503   8,879,697   8,690,503
Average common shares
 outstanding            8,870,793   8,662,855   8,829,197   8,432,075
Average common shares
 & equivalents
 outstanding            9,659,261   9,481,185   9,562,584   9,335,237
Basic earnings per
 share                       0.37        0.27        1.16        0.90
Diluted earnings per
 share                       0.34        0.25        1.07        0.81
Return on average
 assets (annualized)         1.72%       1.69%       1.96%       2.03%
Return on average
 equity (annualized)        24.97%      24.61%      28.28%      29.21%
Efficiency ratio            64.80%      60.51%      60.59%      61.66%

                        9/30/2005   9/30/2004
                       ----------- -----------
Tier 1 leverage
 capital ratio               9.34%       9.32%
Tier 1 risk-based
 capital ratio               9.04%       9.47%
Total risk-based
 capital ratio              11.45%      11.70%
Allowance for loan
 losses as a % of
 total loans                 1.20%       1.06%
Gross nonperforming
 assets as a % of
 total assets                1.15%       1.71%
Net nonperforming
 assets as a % of
 total assets                0.41%       0.44%
Net charge-offs
 (annualized) as a %
 of total loans              0.02%       0.17%
Loan to deposit ratio       97.51%      95.59%
Book value per share         6.08        4.58


PAST DUE AND NON-ACCRUAL LOANS
----------------------------------- ----------------------------------
                                      Gross     Government     Net
                                      Balance     Guaranty    Balance
                                    ----------------------------------
Sept 30, 2005
-----------------------------------
  30-89 days past due                1,383,506  (1,176,386)   207,120
                                    =========== =========== ==========
  90+ days past due and accruing             0           0          0
  Non-accrual                        7,029,016  (5,247,485) 1,781,531
  Other real estate owned (REO)      2,111,250    (604,004) 1,507,246
                                    ----------- ----------- ----------
      Total nonperforming assets     9,140,266  (5,851,489) 3,288,777
                                    =========== =========== ==========

Sept 30, 2004
-----------------------------------
  30-89 days past due                  862,778    (663,177)   199,601
                                    =========== =========== ==========
  90+ days past due and accruing             0           0          0
  Non-accrual                        9,868,931  (7,327,611) 2,541,320
  Other real estate owned (REO)        302,698    (227,023)    75,675
                                    ----------- ----------- ----------
      Total nonperforming assets    10,171,629  (7,554,634) 2,616,995
                                    =========== =========== ==========


NET LOAN CHARGE-OFFS
---------------------------------
                                  3 Mos.   3 Mos.    9 Mos.   9 Mos.
                                    Ended    Ended    Ended     Ended
                                  Sept 30, Sept 30, Sept 30,  Sept 30,
                                    2005     2004      2005     2004
                                  -------- -------- --------- --------
  Charge-offs                      25,709  328,656   430,534  649,737
  Recoveries                      (80,727)  (1,688) (319,298)  (8,641)
                                  -------- -------- --------- --------
    Net Charge-offs (Recoveries)  (55,018) 326,968   111,236  641,096
                                  ======== ======== ========= ========


    CONTACT: Temecula Valley Bank
             Stephen H. Wacknitz, 951-694-9940